UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 2, 2014

TFS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States of America	001-33390	52-2054948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Broadway Ave., Cleveland, Ohio		44105
(Address of principle executive offices)		(Zip Code)
Registrant's telephone number, including area code (216) 441-6000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

TFS Financial Corporation (Nasdaq: TFSL), (the “Company”), the holding company for Third Federal Savings & Loan Association of Cleveland, received written notification on April 2, 2014 that the Federal Reserve Bank of Cleveland has terminated the Memoranda of Understanding (MOU) with TFS Financial Corporation and Third Federal Savings & Loan Association of Cleveland, MHC. The Memoranda were previously entered into with the Office of Thrift Supervision on February 7, 2011. The terminated MOUs covered enterprise risk management procedures and placed restrictions on the Company’s ability to pay a dividend or to repurchase its own stock. A copy of the press release is attached as Exhibit 99.1 to this Report.

(d) Exhibits.

Exhibit No.

99.1	Press Release dated	April 4, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION (Registrant)

Date:	April 4, 2014	By:	/s/ David S. Huffman
David S. Huffman
Chief Financial Officer